UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

  CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported):  February 13, 2017 (February 8, 2017)
  Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)
  Commission File Number:  001-36113

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)
  One Glenlake Parkway, Suite 1200
Atlanta, GA 30328
(Address of principal executive offices, including zip code)
  (404) 465-2200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 8, 2017, the Board of Directors of Columbia Property Trust, Inc. (the "Company") approved and adopted an amendment to Article XIII of the Company’s Third Amended and Restated Bylaws (as amended, the "Amended Bylaws") . The Amended Bylaws provide the Company’s stockholders the power to amend the Company’s Bylaws if such amendment is approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.
3.1    Third Amended and Restated Bylaws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

Dated: February 13, 2017	By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer